UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2026

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38951	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 925-7049

___________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Reference is made to the information contained in Item 8.01 to this Current Report on Form 8-K set forth below, which is incorporated herein by reference.

Item 8.01. Other Events.

As previously disclosed, Artelo Biosciences, Inc., a Nevada corporation (the “Company”), completed a one-for-three (1-for-3) reverse stock split (the “Reverse Split”) of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”), effective as of March 10, 2026.

As a result of the Reverse Split, each three (3) pre-split shares of Common Stock outstanding were automatically combined into one (1) new share of Common Stock, and the number of outstanding shares of Common Stock were reduced from 2,124,772 to approximately 708,323. The number of authorized shares of common stock were reduced from 500,000,000 to 166,666,667, while the number of authorized shares of preferred stock were reduced from 69,444 to 23,148. The Common Stock par value of $0.001 per share remained unchanged after the Reverse Split.

As a result of the Reverse Split, the Company is republishing certain financial information to account for the change in total par value due to the Reverse Split. The audited financial statements of the Company as of and for the fiscal years ended December 31, 2024 and 2025 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Audited financial statements of Artelo Biosciences, Inc. as of and for the fiscal years ended December 31, 2024 and 2025.
23.1	Consent Of Independent Registered Public Accounting Firm
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

Date: March 17, 2026	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President & Chief Executive Officer

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